DEBT AND CAPITAL LEASES	12 Months Ended
Jan. 02, 2016
DEBT AND CAPITAL LEASES
Debt and Capital Leases

NOTE 4. DEBT AND CAPITAL LEASES

Short-Term Borrowings

        We had $28 million and $87 million of borrowings from commercial paper issuances outstanding (weighted-average interest rate of .7% and .4%, respectively) at January 2, 2016 and January 3, 2015, respectively.

Short-Term Credit Facilities

        In October 2014, we amended and restated our revolving credit facility (the "Revolver") with certain domestic and foreign banks, increasing the amount available thereunder from $675 million to $700 million. The amendment also extended the Revolver's maturity date from December 22, 2016 to October 3, 2019 and adjusted pricing to reflect favorable market conditions. The maturity date may be extended for additional one-year periods under certain circumstances. The commitments under the Revolver may be increased by up to $325 million, subject to lender approval and customary requirements. The Revolver is used as a back-up facility for our commercial paper program and can be used for other corporate purposes.

        No balances were outstanding under the Revolver as of January 2, 2016 or January 3, 2015. Commitment fees associated with the Revolver in 2015, 2014, and 2013 were $1.9 million, $1.3 million, and $1.4 million, respectively.

        In addition to the Revolver, we have significant short-term lines of credit available in various countries totaling approximately $300 million at January 2, 2016. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under our lines of credit were $65 million (weighted-average interest rate of 8.7%) and $111.6 million (weighted-average interest rate of 9.4%) at January 2, 2016 and January 3, 2015, respectively.

Long-Term Borrowings and Capital Leases

        Long-term debt, including its respective interest rates, and capital lease obligations at year-end consisted of the following:

(In millions)	2015	2014

Long-term debt and capital leases
Medium-term notes:
Series 1995 due 2020 through 2025	$44.9	$49.9
Long-term notes:
Senior notes due 2017 at 6.6%	249.4	248.9
Senior notes due 2020 at 5.4%	249.0	248.8
Senior notes due 2023 at 3.4%	248.2	247.9
Senior notes due 2033 at 6.0%	148.6	148.5
Capital leases	26.0	1.8
Less amount classified as current	(2.5)	(5.7)

Total long-term debt and capital leases (1)	$963.6	$940.1

(1)	Includes unamortized debt issuance cost and debt discount of $4.4 million and $.5 million as of year-end 2015 and $5.2 million and $.7 million as of year-end 2014, respectively.

        At year-end 2015, our medium-term notes have maturities from 2020 through 2025 and accrue interest at an average fixed rate of 7.5%.

        Maturities of long-term debt and capital lease payments for each of the next five fiscal years and thereafter are expected to be as follows:

Year	(In millions)

2016 (classified as current)	$3.7
2017	253.7
2018	3.7
2019	3.6
2020	268.3
2021 and thereafter	444.2

        The maturities of capital lease payments in the table above include $6.2 million of imputed interest, of which $1.2 million is expected to be paid in 2016.

        In April 2013, we issued $250 million of senior notes due April 2023. The notes bear an interest rate of 3.35% per year, payable semiannually in arrears. Net proceeds from the offering, after deducting underwriting discounts and offering expenses, of approximately $247.5 million were used to repay a portion of the indebtedness outstanding under our commercial paper program during the second quarter of 2013.

        In January 2013, we repaid $250 million of senior notes at maturity using commercial paper borrowings.

        In May 2015, we extended and amended the lease on our Mentor, Ohio facility for an additional ten years. This facility is used primarily as the North American headquarters and research center of our Materials Group business. Because ownership of the facility transfers to us at the end of the lease term, it was accounted for as a capital lease. The carrying value of the lease at January 2, 2016 was approximately $25 million, of which approximately $23 million was included in "Long-term debt and capital leases" and approximately $2 million was included in "Short-term borrowings and current portion of long-term debt and capital leases" in the Consolidated Balance Sheets at January 2, 2016.

Other

        The Revolver contains financial covenants requiring that we maintain specified ratios of total debt and interest expense in relation to certain measures of income. We were in compliance with our financial covenants as of January 2, 2016 and January 3, 2015.

        Our total interest costs from continuing operations in 2015, 2014, and 2013, were $63.5 million, $67.2 million and $64.2 million, respectively, of which $3 million, $3.9 million, and $3.3 million, respectively, were capitalized as part of the cost of assets.

        The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which include commercial paper issuances and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $1.08 billion at January 2, 2016 and $1.22 billion at January 3, 2015. Fair value amounts were determined primarily based on Level 2 inputs, which are inputs other than quoted prices in active markets that are either directly or indirectly observable. Refer to Note 1, "Summary of Significant Accounting Policies," for more information.